UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2016

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2016, Sysco Corporation (“Sysco”) issued a press release announcing its results of operations and financial condition for its second quarter of fiscal year 2016, which ended on December 26, 2015. Sysco hereby incorporates by reference herein the information set forth in its press release dated February 1, 2016 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Sysco’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in Sysco’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015, as filed with the Securities and Exchange Commission.

The Press Release contains certain non-GAAP financial measures that are adjusted to exclude certain items to provide an important perspective with respect to our results and meaningful supplemental information to both management and investors that removes these items which are difficult to predict and are often unanticipated, and which, as a result, are difficult to include in analysts’ financial models and our investors’ expectations with any degree of specificity. The non-GAAP measures presented in the Press Release and the most directly comparable financial measures calculated and presented in accordance with GAAP include the following:

•	For the second quarter of fiscal 2016, operating income increased 37.1% to $433 million and adjusted operating income increased 10.2% to $437 million; diluted EPS increased 77.8% to $0.48 and adjusted diluted EPS increased $0.07 to $0.48.

•	For the first half of fiscal 2016, operating income increased 18.6% to $926 million and adjusted operating income increased 4.2% to $943 million; diluted EPS increased 21% to $0.88 and adjusted diluted EPS increased $0.07 to $1.00.

The Press Release includes other non-GAAP financial measures that are presented with the directly comparable financial measures calculated and presented in accordance with GAAP. The adjusted non-GAAP financial measures presented here and in the Press Release should be analyzed in conjunction with, and not as a substitute for, the comparable GAAP measures.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by Sysco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: February 1, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 1, 2016